UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2022
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) On April 27, 2022, Sonic Automotive, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”).
(b) At the Annual Meeting, the Company’s stockholders (i) elected all 10 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2022; and (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2021. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2022.
Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
O. Bruton Smith	127,208,738	15,946,309	126,444	3,252,743
David Bruton Smith	138,308,808	4,846,739	125,944	3,252,743
Jeff Dyke	137,426,054	5,729,693	125,744	3,252,743
William I. Belk	135,839,949	7,315,484	126,058	3,252,743
William R. Brooks	137,444,815	5,710,721	125,955	3,252,743
John W. Harris III	138,817,108	4,338,428	125,955	3,252,743
Michael Hodge	137,444,683	5,710,796	126,012	3,252,743
Keri A. Kaiser	130,898,243	12,257,265	125,983	3,252,743
Marcus G. Smith	132,307,178	10,848,457	125,856	3,252,743
R. Eugene Taylor	133,933,629	9,221,903	125,959	3,252,743
2.Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,279,461	129,114	125,659	—
3.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,480,396	8,665,072	136,023	3,252,743

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

April 28, 2022	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel